UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): October 3, 2006
HYPERTENSION DIAGNOSTICS, INC
(Exact name of Registrant as specified in its charter)

Minnesota	0-24635	41-1618036

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2915 Waters Road, Suite 108
Eagan, Minnesota		55121

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 651-687-9999

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Resignation Letter Dated October 2, 2006

Items 1.01 through 5.01 and 5.03 through 8.01 are not applicable and therefore omitted.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Effective October 3, 2006, Steven B. Gerber, M.D. resigned from the Company’s Board of Directors. Dr. Gerber served on the audit committee at his time of resignation.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits
      The following is filed as an exhibit to this report:

Exhibit No.	Description of Exhibit
99.1	Resignation letter dated October 2, 2006

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERTENSION DIAGNOSTICS, INC.
By /s/ Mark N. Schwartz
Its Chairman of the Board and
Chief Executive Officer

Dated: October 5, 2006